Supplement dated December 23, 2010 to:
Value Line Aggressive Income Trust Summary Prospectus dated June 1, 2010	Value Line Larger Companies Fund, Inc. Summary Prospectus dated May 1, 2010
Value Line Asset Allocation Fund, Inc. Summary Prospectus dated August 1, 2010	Value Line New York Tax Exempt Trust Summary Prospectus dated June 1, 2010
Value Line Convertible Fund, Inc. Summary Prospectus dated September 1, 2010	Value Line Premier Growth Fund. Inc. Summary Prospectus dated May 1, 2010
Value Line Emerging Opportunities Fund, Inc. Summary Prospectus dated August 1, 2010	The Value Line Tax Exempt Fund, Inc. Summary Prospectus dated July 1, 2010
The Value Line Fund, Inc. SummaryProspectus dated May 1, 2010	Value Line U.S. Government Money Market Fund, Inc. Summary Prospectus dated May 1, 2010
Value Line Income & Growth Fund, Inc. Summary Prospectus dated May 1, 2010	Value Line U.S. Government Securities Fund, Inc. Summary Prospectus dated January 1, 2010

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and all applicable Supplements.

The Funds’ investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust, located at 220 East 42nd Street, New York, NY 10017.  In addition to serving as the Funds’ investment adviser, the Adviser furnishes investment counseling services to private and institutional clients, which together with the Funds, have combined assets of approximately $2.0 billion as of November 30, 2010.  On December 23, 2010, the Adviser was restructured so that it is no longer a wholly-owned subsidiary of Value Line, Inc.  Value Line has stated that as a result of the restructuring, it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or EULAV Securities, Inc. (the “Distributor”).  As a result of the restructuring, each Fund’s prior investment advisory agreement terminated by operation of law, and the Adviser entered into a new investment advisory agreement with each Fund effective upon the closing of the restructuring.  The services provided by the Adviser and the rate at which the advisory fee is paid by each Fund under its current investment advisory agreement are the same as under its prior investment advisory agreement.  In addition, the other terms of each current investment advisory agreement are the same as the related prior investment advisory agreement, except for the date of execution, the two-year initial term, immaterial updating changes and immaterial changes in form.  Also as part of the restructuring, the Distributor, the Funds’ principal underwriter, was reorganized as a Delaware limited liability company and became a wholly-owned subsidiary of the Adviser.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE